UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 6, 2024

GRYPHON DIGITAL MINING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-39096	83-2242651
(Commission File Number)	(IRS Employer Identification No.)

1180 N. Town Center Drive, Suite 100
Las Vegas, NV	89144
(Address of Principal Executive Offices)	(Zip Code)

(877) 646-3374

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	GRYP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-1 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 6, 2024, Gryphon Digital Mining, Inc. (the “Company”) completed its 2024 annual meeting of stockholders (the “Annual Meeting”). The number of shares of common stock, par value $0.0001 per share (the “Common Stock”), entitled to vote at the Annual Meeting was 40,319,931 shares. Jessica Billingsley was re-elected as a Class III director to the Board for a three-year term of office at the Annual Meeting. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 20,159,966 shares. At the Annual Meeting, the Company’s stockholders (i) did not approve amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Proposed Charter Amendment”) to declassify the Board of Directors (the “Board”) and make related changes, (ii) re-elected Jessica Billingsley as a Class III director to the Board for a three-year term of office expiring at the 2027 Annual Meeting of Stockholders, (iii) approved, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in the proxy statement for the Annual Meeting, (iv) approved, on a non-binding advisory basis, three years as the frequency of conducting future stockholder advisory votes on named executive officer compensation and (v) ratified the selection of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal No. 1 – Charter Amendment

The Proposed Charter Amendment was not approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
16,183,489	5,582,574	3,462,732

Proposal No. 2 – Director Election

Jessica Billingsley was elected as a Class III director to the Board for a three-year term of office expiring at the 2027 Annual Meeting of Stockholders or until her successor is duly elected and qualified or until her director’s earlier death, resignation, disqualification or removal from office. The voting results were as follows:

Votes For	Votes Against	Abstentions
12,158,890	13,061,738	8,167

Proposal No. 3 – Say on Pay

The compensation of the Company’s named executive officers was approved on a non-binding advisory basis. The voting results were as follows:

Votes For	Votes Against	Abstentions
13,996,950	5,471,150	5,760,695

Proposal No. 4 – Say When on Pay

Three years was approved, on a non-binding advisory basis as the frequency of conducting future stockholder advisory votes on named executive officer compensation. The voting results were as follows:

1 Year	2 Years	3 Years	Abstentions
2,433,908	471,237	16,538,962	5,784,688

Proposal No. 5 – Auditor Ratification

The ratification of the appointment by the Company’s Board of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
25,081,113	571,153	4,261,626

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON DIGITAL MINING, INC.

Date: September 6, 2024	By:	/s/ Robby Chang
		Name:	Robby Chang
		Title:	Chief Executive Officer

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